SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 28, 2005 (September 26, 2005)

MASSEY ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7775	95-0740960
(State or other jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 26 and 27, 2005, Massey Energy Company (the “Registrant”) held an Investor Day at The Waldorf Astoria Hotel in New York City. On the evening of September 26, Don L. Blankenship, the Registrant’s Chairman and CEO, began the event as the keynote speaker. On Tuesday, September 27, various senior executives and managers made presentations on the following topics: Operations/underground mining; Operations/surface mining and expansion; Safety initiatives; Permitting/environmental issues; Labor issues; Metallurgical coal: sales and the marketplace; Steam coal: sales and the marketplace; Rail and barge issues; Financial Issues; and Acquisitions: what we look for/how we evaluate opportunities. The text of the slides shown during these presentations, as well as during Mr. Blankenship’s presentation, are attached hereto as Exhibits 99.1 through 99.11 and are incorporated by reference into this Item 7.01.

This Current Report on Form 8-K and the presentations attached hereto are being furnished by the Registrant pursuant to Item 7.01 “Regulation FD Disclosure.” In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibits 99.1 though 99.11, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing. The furnishing of Exhibits 99.1 through 99.11 is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information contained therein includes material non-public information that is not otherwise publicly available.

[Due to the size limitations of the Securities and Exchange Commission’s EDGAR filing system, this Form 8-K includes Exhibits 99.1 through 99.5 and is filed in conjunction with a Form 8-K/A of the same date herewith which includes Exhibits 99.6 though 99.11.]

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Doing the Right Thing with Energy..., Don L. Blankenship, Chairman, President and CEO.

99.2	Production Overview, J. Christopher Adkins, Senior Vice President and Chief Operating Officer.

99.3	Surface Mining at Massey Energy, Michael K. Snelling, Vice President – Surface Operations – Massey Coal Services, Inc.

99.4	Safety at Massey Energy, H. Drexel Short, Jr., Senior Vice President, Group Operations.

99.5	Environmental Regulation in Central Appalachia, M. Shane Harvey, Senior Corporate Counsel.

*99.6	Human Resource Management, John M. Poma, Vice President – Human Resources.

*99.7	Metallurgical Sales, C. Michael Allen, President – Massey Metallurgical Coal, Inc.

*99.8	Utility Sales, John R. Parker, Senior Vice President – Massey Utility Sales Company.

*99.9	Transportation Overview, Thomas J. Kielty, Vice President – Transportation & Distribution – Massey Coal Sales Company, Inc.

*99.10	Financial Overview, Eric B. Tolbert, Vice President and Chief Financial Officer.

*99.11	Acquisitions, Michael D. Bauersachs, Vice President – Planning.

*	Included as attachments to the Form 8-K/A filed September 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: September 28, 2005	By:	/s/ Thomas J. Dostart
	Name:	Thomas J. Dostart
	Title:	Vice President, General Counsel & Secretary

Exhibit Index

99.1	Doing the Right Thing with Energy..., Don L. Blankenship, Chairman, President and CEO.

99.2	Production Overview, J. Christopher Adkins, Senior Vice President and Chief Operating Officer.

99.3	Surface Mining at Massey Energy, Michael K. Snelling, Vice President – Surface Operations – Massey Coal Services, Inc.

99.4	Safety at Massey Energy, H. Drexel Short, Jr., Senior Vice President, Group Operations.

99.5	Environmental Regulation in Central Appalachia, M. Shane Harvey, Senior Corporate Counsel.

*99.6	Human Resource Management, John M. Poma, Vice President – Human Resources.

*99.7	Metallurgical Sales, C. Michael Allen, President – Massey Metallurgical Coal, Inc.

*99.8	Utility Sales, John R. Parker, Senior Vice President – Massey Utility Sales Company.

*99.9	Transportation Overview, Thomas J. Kielty, Vice President – Transportation & Distribution – Massey Coal Sales Company, Inc.

*99.10	Financial Overview, Eric B. Tolbert, Vice President and Chief Financial Officer.

*99.11	Acquisitions, Michael D. Bauersachs, Vice President – Planning.

*	Included as attachments to the Form 8-K/A filed September 28, 2005